UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2012

FREEPORT-McMoRan COPPER & GOLD INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11307-01	74-2480931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 North Central Avenue Phoenix, AZ	85004-2189
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 366-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 8, 2012, Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (“FCX”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule 1 thereto (the “Underwriters”), pursuant to which FCX agreed to issue and sell to the Underwriters $500,000,000 aggregate principal amount of its 1.40% Senior Notes due 2015 (the “2015 Notes”), $500,000,000 aggregate principal amount of its 2.15% Senior Notes due 2017 (the “2017 Notes”) and $2,000,000,000 aggregate principal amount of its 3.55% Senior Notes due 2022 (the “2022 Notes”, and together with the 2015 Notes and the 2017 Notes, the “Notes”). The Notes were offered pursuant to FCX’s Registration Statement on Form S-3, File No. 333-179420.

The Underwriting Agreement contains customary representations, warranties and covenants of FCX, conditions to closing, indemnification obligations of FCX and the Underwriters, and termination and other customary provisions.

On February 13, 2012, FCX and U.S. Bank National Association, as trustee (the “Trustee”) entered into an indenture, as supplemented by a first supplemental indenture, a second supplemental indenture and a third supplemental indenture, each dated as of February 13, 2012 (collectively, the “Indenture”), pursuant to which the Notes were issued.

The 2015 Notes will mature on February 13, 2015, the 2017 Notes will mature on March 1, 2017 and the 2022 Notes will mature on March 1, 2022. Interest will accrue from February 13, 2012 and the first interest payment date will be August 13, 2012 for the 2015 Notes and September 1, 2012 for the 2017 Notes and the 2022 Notes. FCX may redeem some or all of the Notes at any time and from time to time at the applicable redemption price.

The Indenture contains covenants that restrict FCX’s ability, with certain exceptions, to incur debt secured by liens, engage in sale and leaseback transactions and merge or consolidate with or into another entity, or sell, transfer or lease all or substantially all of its properties and assets.

The foregoing description of the Underwriting Agreement, the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the documents which are attached as Exhibits 1.1, 4.1, 4.2, 4.3, 4.4, 4.5, 4.6 and 4.7 to this Current Report on Form 8-K and each of which is incorporated by reference herein.

Item 8.01. Other Events.

A copy of the opinion of Davis Polk & Wardwell LLP, counsel to the Company, relating to the legality of the Notes is filed as Exhibit 5.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The Exhibits included as part of this Current Report are listed in the attached Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEPORT-McMoRan COPPER & GOLD INC.

Date: February 13, 2012	By:	/s/ C. Donald Whitmire, Jr.
C. Donald Whitmire, Jr. Vice President and Controller – Financial Reporting (authorized signatory and Principal Accounting Officer)

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement dated as of February 8, 2012 among Freeport-McMoRan Copper & Gold Inc. and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule 1 thereto

4.1	Indenture dated as of February 13, 2012 between Freeport-McMoRan Copper & Gold Inc. and U.S. Bank National Association, as trustee

4.2	First Supplemental Indenture dated as of February 13, 2012 between Freeport-McMoRan Copper & Gold Inc. and U.S. Bank National Association, as trustee

4.3	Second Supplemental Indenture dated as of February 13, 2012 between Freeport-McMoRan Copper & Gold Inc. and U.S. Bank National Association, as trustee

4.4	Third Supplemental Indenture dated as of February 13, 2012 between Freeport-McMoRan Copper & Gold Inc. and U.S. Bank National Association, as trustee

4.5	Form of Note representing the 2015 Notes (included in Exhibit 4.2)

4.6	Form of Note representing the 2017 Notes (included in Exhibit 4.3)

4.7	Form of Note representing the 2022 Notes (included in Exhibit 4.4)

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

4